UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2019

People’s Utah Bancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01Other Events.

Effective November 12, 2019, People’s Intermountain Bank (the “Bank”), the wholly-owned operating bank subsidiary of registrant People’s Utah Bancorp (the “Company”), changed its name to AltabankTM.

As part of the transition to a new unifying brand with broader regional market appeal, the Company plans to change its name to AltabancorpTM.  The Company intends to seek shareholder approval for that name change as part of its 2020 Annual Meeting, as well as requisite regulatory approvals.

Item 7.01Regulation FD Disclosure

On November 12, 2019, the Bank issued a press release announcing the name change of the Company’s wholly-owned operating bank subsidiary to AltabankTM.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Announcing AltabankTM dated November 12, 2019

Additional Information and Where to Find It

The Company, its directors, and its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the 2020 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2020 Annual Meeting, and shareholders are urged to read the proxy statement when it becomes available because it will contain important information. Shareholders will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the 2020 Annual Meeting at the SEC’s website (www.sec.gov), or by writing to Investor Relations, People’s Utah Bancorp, 1 East Main Street, American Fork, Utah 84003.

Forward-Looking Statements

Statements in this Form 8-K that are based on information other than historical data or that express the Company’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements in this Form 8-K include, without limitation, statements regarding the Company’s expectations regarding the repurchase of shares of the Company’s common stock.

Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include: (i) market and economic conditions; (ii) capital sufficiency; (iii) operational, liquidity, interest rate and credit risks; (iv) deterioration of asset quality; (v) adequacy of reserves; (vi) investments in new branches and new business opportunities; and (vii) changes in the regulatory or legal environment; as well as other factors discussed in the section titled “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive. The Company does not intend, or undertake any obligation to publicly update these forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: November 12, 2019	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer

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